Exhibit 99.1

TWO Announces Adjournment of Special Meeting

TWO Board Continues to Unanimously Recommend Stockholders Vote “FOR”

the Pending CrossCountry Transaction

The Special Meeting of Stockholders Will Reconvene on May 28, 2026 at 10:00 a.m. Eastern Time

Stockholders Who Previously Voted in Favor of the CCM Transaction Need Take No Action

New York, May 19, 2026 – TWO (Two Harbors Investment Corp., NYSE: TWO), an MSR-focused REIT, today adjourned its Special Meeting of Stockholders in order to provide additional time for the Company to solicit additional proxies and for stockholders to vote in favor of TWO’s acquisition by CrossCountry Intermediate Holdco, LLC, a Delaware limited liability company and an affiliate of CrossCountry Mortgage, LLC (“CCM”). Stockholders who have not yet voted or submitted proxies are encouraged to do so.

The TWO Board of Directors continues to unanimously recommend that stockholders vote “FOR” the CCM transaction and urges stockholders to vote the WHITE proxy card “FOR” the CCM merger proposal. Stockholders who have previously voted in favor of the CCM transaction need take no further action.

Special Meeting Details

The Special Meeting was adjourned until May 28, 2026 at 10:00 a.m. Eastern Time. It will be held virtually at TWO’s Special Meeting website, www.virtualshareholdermeeting.com/TWO2026SM. The record date for the adjourned Special Meeting of Stockholders remains April 15, 2026.

Proxies previously submitted in connection with the CCM transaction will be voted at the reconvened meeting unless properly revoked. Stockholders who have not already voted or wish to change their votes are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card. The TWO Board of Directors determined, and continues to believe, that the proposed CCM transaction is in the best interests of the TWO stockholders and unanimously recommends stockholders support the CCM transaction and vote “FOR” each proposal at the Special Meeting. Each stockholder’s vote is important, regardless of the number of shares held.

TWO urges its stockholders to read all relevant documents that are filed or will be filed with the U.S. Securities and Exchange Commission (“SEC”), including TWO’s definitive proxy statement dated April 20, 2026, as supplemented (the “Proxy Statement”).

TWO stockholders who need assistance completing their proxy card or have questions regarding the Special Meeting of Stockholders may contact TWO’s proxy solicitor:

D.F. King & Co., Inc.

28 Liberty Street, 53rd Floor

New York, NY 10005

Email: TWO@dfking.com

Banks and Brokers, please call: (646) 677-2516

Toll-Free: (888) 887-0082

Litigation Update

As previously disclosed on May 15, 2026, a hearing was held yesterday in the United States District Court for the District of Maryland, Northern Division, in the matter of Assad v. Two Harbors Investment Corp., et al., No. 1:26-cv-01896-JRR on plaintiff’s motion for temporary restraining order seeking to delay the stockholder vote on the CCM transaction scheduled for May 19, 2026 due to alleged material misstatements and omissions in the Proxy Statement regarding the CCM transaction. In a bench ruling, the Court found in favor of TWO, finding that plaintiff failed to show likelihood of success on the merits to justify a restraining order. The Court also dismissed as moot plaintiff’s motion for preliminary injunction to enjoin the stockholder vote. The Court found that plaintiff failed to adequately allege that TWO’s proxy disclosures were materially misleading and found that the Proxy Statement’s disclosures were sufficient in describing the sale process.

History of the Merger

As previously announced on March 27, 2026, TWO and CCM entered into a definitive merger agreement, which was later amended, under which CCM will acquire all outstanding shares of TWO common stock in an all-cash transaction. Under the terms of the CCM merger agreement, as amended, TWO common stockholders will receive $12.00 in cash for each share of TWO common stock, plus additional value from the second quarter dividend and a pro-rated dividend for the third quarter, assuming a third quarter closing. Holders of TWO’s Series A, Series B and Series C Preferred Stock will have their shares redeemed following the closing of the transaction at $25.00 per share, plus any accumulated and unpaid dividends, in accordance with the terms of the preferred stock. The completion of the transaction is subject to approval of TWO’s stockholders and the satisfaction of other closing conditions, including customary regulatory approvals.

About TWO

TWO (Two Harbors Investment Corp., NYSE: TWO), a Maryland corporation, is a real estate investment trust that invests in mortgage servicing rights, residential mortgage-backed securities and other financial assets. TWO is headquartered in St. Louis Park, MN.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the proposed CCM transaction, TWO’s and CCM’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed CCM transaction, the ability of the parties to complete the proposed CCM transaction considering the various closing conditions; and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release that address activities, events or developments that TWO or CCM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “would,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. TWO’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although TWO believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this press release. These include, among other things: the payment of future dividends by TWO, the expected timing and likelihood of completion of the proposed CCM transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed CCM transaction; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed CCM transaction, including stockholder approval by TWO stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed CCM transaction in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed CCM transaction; the risk that any announcements relating to the proposed CCM transaction could have adverse effects on the market price of TWO common stock; the risk that the proposed CCM transaction and its announcement could have an adverse effect on the ability of TWO to retain and hire key personnel and the effect on TWO’s operating results and business generally; the outcome of any legal proceedings relating to the proposed CCM transaction, including stockholder litigation in connection with the proposed CCM transaction; the risk that restrictions during the pendency of the proposed CCM transaction may impact TWO’s ability to pursue certain business opportunities or strategic transactions; that TWO may be adversely affected by other economic, business or competitive factors; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions and market conditions; conditions in the market for mortgage-related investments; and legislative and regulatory changes that could adversely affect TWO’s business. All such factors are difficult to predict and are beyond the control of TWO and CCM, including those detailed in TWO’s annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on TWO’s website at www.twoinv.com/investors and on the SEC’s website at www.sec.gov.

Each of the forward-looking statements of TWO is based on assumptions that TWO believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and TWO does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed CCM transaction, TWO filed with the SEC the Proxy Statement. The Proxy Statement was first mailed to TWO stockholders on or about April 20, 2026, and was thereafter supplemented. The proposed CCM transaction will be submitted to the TWO stockholders for their approval. TWO may also file other documents with the SEC regarding the proposed CCM transaction. The Proxy Statement contains important information about the proposed CCM transaction and related matters. This press release is not a substitute for the Proxy Statement or any other documents that TWO may file with the SEC or send to TWO stockholders in connection with the proposed CCM transaction. INVESTORS AND SECURITYHOLDERS OF TWO ARE ADVISED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED CCM TRANSACTION (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CCM TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the Proxy Statement and all other documents filed or that will be filed with the SEC by TWO on the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by TWO will be made available free of charge on TWO’s website at www.twoinv.com/investors or by directing a request to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

TWO and its directors, executive officers and certain other members of management and employees of TWO may be deemed to be “participants” in the solicitation of proxies from the TWO stockholders in connection with the proposed CCM transaction. Securityholders can find information about TWO and its directors and executive officers and their ownership of TWO common stock in the Proxy Statement. Please also refer to the sections in TWO’s Form 10-K/A filed with the SEC on April 27, 2026, captioned “Compensation Discussion and Analysis,” “Summary Compensation Table” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes in the holdings of TWO’s securities by its directors or executive officers from the amounts described in the Form 10-K/A have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Form 10-K/A and are available on the SEC’s website at www.sec.gov. Additional information regarding the interests of such individuals in the proposed CCM transaction is included in the Proxy Statement relating to the proposed CCM transaction. Free copies of these documents may be obtained as described in the preceding paragraph.

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TWO Investor Relations

investors@twoinv.com

Source: Two Harbors Investment Corp.